MANAGERS TRUST II
	 MANAGERS BALANCED FUND, MANAGERS HIGH YIELD FUND
	          AND MANAGERS FIXED INCOME FUND
	   (each a "Fund" and collectively the "Funds")

		  Supplement dated May 18, 2004
	      to the Prospectus dated April 1, 2004
		 (as supplemented April 26, 2004)


The following information supersedes any information to the contrary relating to the Funds contained in the Funds' Prospectus dated April 1, 2004 (as supplemented April 26, 2004):

Management of the Funds - Subadvisors:
--------------------------------------
Effective May 18, 2004, Loomis, Sayles & Co. ("Loomis"), located at One Financial Center, Boston, Massachusetts, replaced 40|86 Advisors, Inc. ("40|86") as Subadvisor to Managers High Yield Fund and Managers Fixed Income Fund. Loomis also replaced 40|86 as Subadvisor for the fixed-income portion of Managers Balanced Fund.

As of March 31, 2004, Loomis had approximately $56.3 billion in assets under management. Daniel J. Fuss leads each of the investment teams at Loomis that manage each of the Funds. He is a portfolio manager for, and a Managing Director of, Loomis, Sayles, positions he has held since 1976.

All references to 40|86 under the headings "Managers Balanced Fund-Principal Investment Strategies", "Managers Balanced Fund-Portfolio Management of the Fund", "Managers High Yield Fund-Principal Investment Strategies", "Managers High Yield Fund-Portfolio Management of the Fund", "Managers Fixed Income Fund-Principal Investment Strategies" and "Managers Fixed Income Fund-Portfolio Management of the Fund" shall now refer to Loomis.

May 18, 2004




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